UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2019

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado, Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 4, 2019, Murphy USA Inc. announced (i) the public offering (the “Offering”) of $500.0 million aggregate principal amount of senior notes due 2029 by its wholly owned subsidiary, Murphy Oil USA, Inc. (“Murphy Oil USA”) and (ii) the commencement of a cash tender offer (the “Tender Offer”) by Murphy Oil USA for any and all of its outstanding 6.000% Senior Notes due 2023 (the “2023 Notes”).

The Offering is subject to market conditions. Consummation of the Tender Offer is conditioned upon Murphy Oil USA’s receipt of aggregate gross proceeds in a debt financing transaction, such as the Offering, of at least $500.0 million and other customary conditions described in the offer to purchase and related notice of guaranteed delivery dated September 4, 2019. To the extent any of the 2023 Notes are not tendered and purchased pursuant to the Tender Offer, Murphy Oil USA intends to redeem all of the 2023 Notes that remain outstanding in accordance with the terms of the indenture governing the 2023 Notes. Copies of the press releases relating to the Offering and the Tender Offer are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. In addition, this Current Report on Form 8-K is neither an offer to purchase nor the solicitation of an offer to sell any notes. This Current Report on Form 8-K also does not constitute a notice of redemption of the 2023 Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Murphy USA Inc. dated September 4, 2019.
99.2 Press Release of Murphy USA Inc. dated September 4, 2019.
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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date: September 4, 2019	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Murphy USA Inc. Dated September 4, 2019

99.2	Press Release of Murphy USA Inc. Dated September 4, 2019

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